UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 21, 2012

Venaxis, Inc.
(Exact name of Registrant as specified in its charter)

Colorado	001-33675	84-1553387
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 South Perry Street Castle Rock, Colorado	80104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(303) 794-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 21, 2012, Venaxis, Inc., (formerly AspenBio Pharma, Inc.) (the “Company”) issued a press release titled — “Venaxis Files for CE Mark and Prepares for European Commercialization.”  The press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibits

99.1	Press Release of Venaxis, Inc. titled “Venaxis Files for CE Mark and Prepares for European Commercialization,” issued December 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Venaxis, Inc. (Registrant)
December 21, 2012	By:	/s/ Jeffrey G. McGonegal
		Name:	Jeffrey G. McGonegal
		Title:	Chief Financial Officer